Exhibit 99.1

National Commerce Corporation Announces Second Quarter 2015 Earnings

BIRMINGHAM, AL, (July 23, 2015) (GLOBE NEWSWIRE) — National Commerce Corporation (NASDAQ: NCOM) (the “Company”) today reported second quarter 2015 net income to common shareholders of $2.3 million, compared with $1.1 million for the second quarter of 2014. Diluted net earnings per share were $0.24 for the second quarter of 2015, compared with $0.20 for the second quarter of 2014, representing a 20% increase.

“We are pleased with the first six months of the year,” said John H. Holcomb, III, Chairman and CEO of the Company. “Our growth continues to meet our expectations, and I am also encouraged by the growth we are experiencing in our United Legacy market area following the March conversion of United Legacy to our core operating system. While the year is off to a good start, we again remind ourselves that we have a lot of work ahead of us to continue to achieve our goals.”

Several important measures from the second quarter of 2015 are as follows:

•	Net Interest Margin (tax-effected) of 4.22%, compared with 3.29% for the second quarter of 2014.

•	Return on Average Assets of 0.75%, compared with 0.61% for the second quarter of 2014.

•	Return on Average Tangible Common Equity of 6.35%, compared with 5.00% for the second quarter of 2014.

•	Second quarter 2015 loan growth (excluding mortgage loans held for sale) of $49.9 million, representing a 21.7% annualized growth rate. Excluding factoring receivables, loans grew $44.5 million, representing a 20.9% annualized growth rate.

•	Second quarter 2015 deposit growth of $51.3 million, representing a 20.6% annualized growth rate.

•	$84.8 million in mortgage production, compared with $56.5 million for the second quarter of 2014.

•	$189 million in purchased volume in the factoring division. Note that, because the Company entered the factoring business in the third quarter of 2014, no comparable figure is available for the second quarter of 2014.

•	Increase in non-acquired non-performing assets to $4.2 million from $2.3 million at March 31, 2015.

•	Annualized net charge-offs of 0.16%, compared to 0.13% for the second quarter of 2014.

•	Ending tangible book value per share of $15.12.

•	Ending book value per share of $18.50.

“I am also pleased about our recent announcement with Reunion Bank of Florida,” continued Holcomb. “We believe the cultural fit between our organizations is outstanding, and we are excited about adding the Reunion team and shareowners to the National Commerce family.”

The Company will host a live audio webcast conference call beginning at 9:00 a.m. Central Time on July 24, 2015 to discuss second quarter 2015 results. Investors may call in (toll free) by dialing (855) 871-0559 (conference ID 82247899). A replay of the conference call will be available beginning two hours after the completion of the call until 10:59 p.m. Central Time on Sunday, July 26, 2015 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting the Company’s Investor Relations page located at www.nationalbankofcommerce.com. A replay of the webcast will be available on the website for one year. A copy of this press release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. Our management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

•	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.

•	“Average tangible common equity” is defined as the average of our tangible common equity for the applicable period.

•	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.

•	“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period-to-period in book value per share exclusive of changes in intangible assets.

•	“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses less the allowance for loan losses attributable to factored receivables divided by nonacquired loans held for investment excluding factored receivables at end of the period.

•	“Efficiency ratio” is defined as noninterest expense divided by our operating revenue (which is equal to net interest income plus noninterest income) excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

•	“Operating efficiency ratio” is defined as noninterest expense divided by our operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition-related activities. This measure is important to investors looking for a measure of efficiency in our productivity measured by the amount of revenue generated for each dollar spent.

We believe that these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (“NCC”) is a bank holding company headquartered in Birmingham, Alabama. Through its subsidiary bank, National Bank of Commerce, NCC provides a broad array of financial services to businesses, business owners and professionals through eight full-service banking offices in Alabama (in Birmingham, Huntsville, Auburn-Opelika and Baldwin County) and seven full-service banking offices in central Florida (in Vero Beach through National Bank of Commerce and in Longwood, Winter Park, Orlando, Oviedo and Kissimmee through United Legacy Bank, a division of National Bank of Commerce). The company also owns a majority stake in Corporate Billing, LLC, a transaction-based finance company headquartered in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers nationwide.

NCC files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about NCC and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2014 and described in any subsequent reports that NCC has filed with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. You should not rely upon forward-looking statements as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

Will Matthews

Vice Chairman and Chief Financial Officer

(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Earnings Summary
Interest income	$12,714	$12,193	$10,578	$8,107	$6,449
Interest expense	1,071	1,027	846	730	634
Net interest income	11,643	11,166	9,732	7,377	5,815
Provision for loan losses	120	161	826	152	—
Gain (loss) on sale of securities	—	—	—	(33)	—
Other noninterest income (1)	2,206	1,764	1,419	1,353	1,326
Merger/conversion related expenses	168	79	246	262	146
Other noninterest expense (2)	9,448	9,211	6,910	5,719	5,289
Income before income taxes	4,113	3,479	3,169	2,564	1,706
Income tax expense	1,264	1,092	1,158	841	568
Net income before minority interest	2,849	2,387	2,011	1,723	1,138
Net income attributable to minority interest	593	466	304	208	—
Net income to common shareholders	$2,256	$1,921	$1,707	$1,515	$1,138

Weighted average common and diluted shares outstanding
Basic	9,438,541	7,701,663	6,223,377	5,855,276	5,739,173
Diluted	9,569,695	7,801,577	6,305,626	5,929,386	5,793,444

Net earnings per common share
Basic	$0.24	$0.25	$0.27	$0.26	$0.20
Diluted	$0.24	$0.25	$0.27	$0.26	$0.20

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Selected Performance Ratios
Return on average assets (ROAA) (3)	0.75%	0.67%	0.72%	0.73%	0.61%
Return on average equity (ROAE)	5.22	5.58	6.11	6.17	5.00
Return on average tangible common equity (ROATCE)	6.35	7.15	7.86	6.76	5.00
Net interest margin—taxable equivalent	4.22	4.25	4.58	3.87	3.29
Efficiency ratio	69.43	71.85	64.17	68.51	76.11
Operating efficiency ratio (2)	68.22	71.24	61.97	65.51	74.07
Noninterest income / average assets (annualized)	0.73	0.62	0.60	0.65	0.72
Noninterest expense / average assets (annualized)	3.19	3.24	3.01	2.87	2.94
Yield on loans	5.15	5.26	5.37	4.73	4.17
Cost of total deposits	0.38%	0.38%	0.36%	0.35%	0.34%

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Factoring Metrics
Recourse purchased volume	$89,009	$84,725	$107,891	N/A	N/A
Non-recourse purchased volume	99,614	90,402	90,791	N/A	N/A
Total purchased volume	$188,623	$175,127	$198,682	N/A	N/A
Average turn (days)	37.66	41.57	40.08	N/A	N/A
Net charge-offs / total purchased volume	(0.04)%	0.09%	0.02%	N/A	N/A
Average discount rate	1.67%	1.65%	1.65%	N/A	N/A

	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Mortgage Metrics
Total production ($)	$84,796	$55,731	$55,931	$53,542	$56,510
Refinance (%)	18.6%	26.9%	22.6%	19.0%	11.8%
Purchases (%)	81.4%	73.1%	77.4%	81.0%	88.2%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Balance Sheet Highlights
Cash and cash equivalents	$142,393	$149,907	$123,435	$90,909	$105,889
Total securities	42,586	37,631	34,932	34,439	45,986
Mortgage loans held for sale	13,750	13,804	9,329	11,329	11,922
Acquired purchased credit impaired loans	5,724	8,852	9,077	—	—
Acquired non-purchased credit impaired loans	131,953	138,040	143,981	—	—
Nonacquired loans held for investment (4)	757,976	704,307	653,063	623,958	588,065
CBI loans (factoring receivables)	75,000	69,541	82,600	81,926	—
Total gross loans held for investment	970,653	920,740	888,721	705,884	588,065
Allowance for loan losses	9,274	9,522	9,802	9,018	8,974
Total intangibles	31,310	30,560	30,591	23,115	—
Total assets	1,256,614	1,206,667	1,138,426	897,982	783,197
Total deposits	1,051,483	1,000,217	971,060	763,509	666,735
Borrowings	22,000	22,000	22,000	22,000	22,000
Total liabilities	1,081,985	1,034,495	1,002,265	793,931	690,838
Minority interest	7,527	7,166	7,239	7,142	—
Common stock	94	94	75	59	58
Total shareholders’ equity	174,629	172,172	136,161	104,051	92,359
Tangible common equity	$142,726	$141,380	$105,265	$80,728	$92,359
End of period common shares outstanding	9,438,541	9,438,541	7,541,541	5,924,579	5,761,094

	As of and For the Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Asset Quality Analysis
Nonacquired
Nonaccrual loans	$2,688	$618	$2,276	$1,087	$1,195
Other real estate and repossessed assets	1,494	1,494	823	830	800
Loans past due 90 days or more and still accruing	44	168	217	176	—
Total nonacquired nonperforming assets	$4,226	$2,280	$3,316	$2,093	$1,995
Acquired
Nonaccrual loans	$2,795	$2,576	$2,589	$—	$—
Other real estate and repossessed assets	142	542	557	—	—
Loans past due 90 days or more and still accruing	—	—	80	—	—
Total acquired nonperforming assets	$2,937	$3,118	$3,226	$—	$—
Selected asset quality ratios
Nonperforming assets / Assets	0.57%	0.45%	0.57%	0.23%	0.25%
Nonperforming assets / Loans + OREO + repossessed assets	0.74	0.59	0.74	0.30	0.34
Net charge-offs (recoveries) to average loans (annualized)	0.16	0.20	0.02	0.07	0.13
Allowance for loan losses to total loans	0.96	1.03	1.10	1.28	1.53
Nonacquired nonperforming assets / Nonacquired loans + nonacquired OREO + nonacquired repossessed assets (4)	0.56	0.32	0.51	0.33	0.34
Allowance for loan losses to nonacquired nonperforming loans	339.46	1,211.45	393.18	714.01	750.96
Allowance for loan losses to nonacquired loans (4)	1.13%	1.22%	1.35%	1.42%	1.53%

	For the Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Taxable Equivalent Yields/Rates
Interest income:
Loans	5.15%	5.26%	5.37%	4.73%	4.17%
Mortgage loans held for sale	4.02	3.63	4.32	4.26	4.00
Interest on securities:
Taxable	3.33	2.92	3.17	3.04	2.67
Non-taxable	5.08	5.72	5.73	5.97	5.89
Cash balances in other banks	0.38	0.36	0.26	0.26	0.23
Total interest earning assets	4.60	4.64	4.97	4.25	3.65

Interest expense:
Interest on deposits	0.50	0.49	0.46	0.44	0.43
Interest on FHLB & other borrowings	2.01	2.01	2.02	2.00	2.01
Total interest bearing liabilities	0.54	0.53	0.52	0.50	0.50
Net interest spread	4.06	4.11	4.45	3.75	3.15
Net interest margin	4.22%	4.25%	4.58%	3.87%	3.29%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Shareholders’ Equity and Capital Ratios
Tier 1 Leverage Ratio	11.09%	11.41%	10.68%	9.87%	11.97%
Tier 1 Common Capital Ratio	12.86	13.54	10.66	11.12	14.81
Tier 1 Risk-based Capital Ratio	12.86	13.54	10.66	11.12	14.81
Total Risk Based Capital Ratio	13.78	14.55	11.75	12.37	16.06
Equity / Assets	13.90	14.27	11.96	11.59	11.79
Tangible common equity to tangible assets	11.65%	12.02%	9.50%	9.23%	11.79%
Book value per share	$18.50	$18.24	$18.05	$17.56	$16.03
Tangible book value per share	$15.12	$14.98	$13.96	$13.63	$16.03

	For the Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Detail of other noninterest expense
Salaries and employee benefits	$5,114	$4,987	$3,717	$3,547	$3,119
Commission-based compensation	1,056	796	900	459	471
Occupancy and equipment expense	829	836	572	477	459
Data processing expenses	487	425	291	295	294
Advertising and marketing expenses	125	173	126	79	63
Legal fees	239	167	389	326	134
FDIC insurance assessments	152	206	151	131	105
Accounting and audit expenses	225	223	208	102	103
Consulting and other professional expenses	183	105	150	89	73
Telecommunications expenses	135	128	79	67	67
ORE, Repo asset and other collection expenses	71	122	102	32	20
Core deposit intangible amortization	111	111	18	—	—
Other noninterest expense	889	1,011	453	377	527

Total noninterest expense	$9,616	$9,290	$7,156	$5,981	$5,435

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Non-GAAP Reconciliation
Total shareholders’ equity	$174,629	$172,172	$136,161	$104,051	$92,359
Less: Intangible assets	31,310	30,560	30,591	23,115	—
Less: minority interest not included in intangible assets	593	232	305	208	—

Tangible common equity	$142,726	$141,380	$105,265	$80,728	$92,359
Common shares outstanding at year or period end	9,438,541	9,438,541	7,541,541	5,924,579	5,761,094
Tangible book value per share	$15.12	$14.98	$13.96	$13.63	$16.03

Total assets at end of period	$1,256,614	$1,206,667	$1,138,426	$897,982	$783,197
Less: Intangible assets	31,310	30,560	30,591	23,115	—

Adjusted total assets at end of period	$1,225,304	$1,176,107	$1,107,835	$874,867	$783,197
Tangible common equity to tangible assets	11.65%	12.02%	9.50%	9.23%	11.79%

Total allowance for loan losses	$9,274	$9,522	$9,802	$9,018	$8,974
Less: allowance for loan losses attributable to CBI (factoring receivables)	715	956	955	175	—

Adjusted allowance for loan losses at end of period	$8,559	$8,566	$8,847	$8,843	$8,974
Nonacquired loans held for investment (4)	757,976	704,307	653,063	623,958	588,065
Allowance for loan losses to nonacquired loans (4)	1.13%	1.22%	1.35%	1.42%	1.53%

	For the Three Months Ended
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Non-GAAP Reconciliation
Total average shareholders’ equity	$173,354	$139,618	$110,855	$97,344	$91,325
Less: Average intangible assets	30,555	30,553	24,417	8,291	—
Less: average minority interest not included in intangible assets	315	46	277	188	—

Average tangible common equity	$142,484	$109,019	$86,161	$88,865	$91,325
Net income to common shareholders	2,256	1,921	1,707	1,515	1,138
Return on average tangible common equity (ROATCE)	6.35%	7.15%	7.86%	6.76%	5.00%

Efficiency ratio:
Net interest income	$11,643	$11,166	$9,732	$7,377	$5,815
Total noninterest income	2,206	1,764	1,419	1,320	1,326
Less: gain (loss) on sale of securities	—	—	—	(33)	—

Operating revenue	$13,849	$12,930	$11,151	$8,730	$7,141

Expenses:
Total noninterest expenses	$9,616	$9,290	$7,156	$5,981	$5,435

Efficiency ratio	69.43%	71.85%	64.17%	68.51%	76.11%

Operating efficiency ratio:
Net interest income	$11,643	$11,166	$9,732	$7,377	$5,815
Total noninterest income	2,206	1,764	1,419	1,320	1,326
Less: gain (loss) on sale of securities	—	—	—	(33)	—

Operating revenue	$13,849	$12,930	$11,151	$8,730	$7,141

Expenses:
Total noninterest expenses	$9,616	$9,290	$7,156	$5,981	$5,435
Less: merger/conversion expenses	168	79	246	262	146

Adjusted noninterest expenses	$9,448	$9,211	$6,910	$5,719	$5,289

Operating efficiency ratio	68.22%	71.24%	61.97%	65.51%	74.07%

(1)	Excludes securities gains
(2)	Excludes merger and conversion related expenses
(3)	Net income to common shareholders / average assets
(4)	Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

Assets
	June 30, 2015	December 31, 2014
Cash and due from banks	$17,677	$14,236
Interest-bearing deposits with banks	124,716	109,199

Cash and cash equivalents	142,393	123,435
Investment securities held-to-maturity (fair value of $12,122 at June 30, 2015)	12,609	—
Investment securities available-for-sale	29,977	34,932
Other investments	5,844	5,421
Mortgage loans held-for-sale	13,750	9,329
Loans, net of unearned income	970,653	888,721
Less: allowance for loan losses	9,274	9,802

Loans, net	961,379	878,919
Premises and equipment, net	27,554	27,560
Accrued interest receivable	2,217	2,193
Bank owned life insurance	11,848	10,641
Other real estate	1,494	1,008
Deferred tax assets, net	12,149	11,444
Goodwill	29,775	28,834
Core deposit intangible, net	1,535	1,757
Other assets	4,090	2,953

Total assets	$1,256,614	$1,138,426

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$246,804	$217,643
Interest-bearing demand	162,087	154,816
Savings and money market	414,720	392,394
Time	227,872	206,207

Total deposits	1,051,483	971,060
Federal Home Loan Bank advances	22,000	22,000
Accrued interest payable	453	431
Other liabilities	8,049	8,774

Total liabilities	1,081,985	1,002,265

Commitments

Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	—	—
Common stock, at June 30, 2015, $0.01 par value, 30,000,000 shares authorized and 9,438,541 shares issued and outstanding; at December 31, 2014, $0.01 par value, 12,500,000 shares authorized and 7,541,541 shares issued and outstanding	94	75
Additional paid-in capital	165,674	131,455
Retained earnings (deficit)	724	(3,453)
Accumulated other comprehensive income	610	845

Total shareholders’ equity attributable to National Commerce Corporation	167,102	128,922
Noncontrolling interest	7,527	7,239

Total shareholders’ equity	174,629	136,161

Total liabilities and shareholders’ equity	$1,256,614	$1,138,426

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2015	2014	2015	2014
Interest and dividend income:
Interest and fees on loans	$12,226	$6,053	$24,018	$11,839
Interest and dividends on taxable investment securities	269	310	525	627
Interest on non-taxable investment securities	114	42	156	84
Interest on interest-bearing deposits and federal funds sold	105	44	208	107

Total interest income	12,714	6,449	24,907	12,657
Interest expense:
Interest on deposits	961	524	1,879	1,074
Interest on borrowings	110	110	219	219

Total interest expense	1,071	634	2,098	1,293

Net interest income	11,643	5,815	22,809	11,364
Provision for loan losses	120	—	281	—

Net interest income after provision for loan losses	11,523	5,815	22,528	11,364
Other income:
Service charges and fees on deposit accounts	308	172	575	338
Mortgage origination and fee income	1,505	1,048	2,776	1,753
Merchant sponsorship revenue	191	—	191	—
Income from bank owned life insurance	86	60	165	120
Wealth management fees	13	15	32	29
(Loss) gain on other real estate	(11)	—	(24)	5
(Loss) gain on sale of investment securities available-for-sale	—	—	—	—
Other	114	31	255	48

Total other income	2,206	1,326	3,970	2,293

Other expense:
Salaries and employee benefits	5,114	3,119	10,101	6,115
Commission-based compensation	1,056	471	1,852	777
Occupancy and equipment	829	459	1,665	895
Core deposit intangible amortization	111	—	222	—
Other operating expense	2,506	1,386	5,066	2,529

Total other expense	9,616	5,435	18,906	10,316

Earnings before income taxes	4,113	1,706	7,592	3,341
Income tax expense	1,264	568	2,356	1,160

Net earnings	2,849	1,138	5,236	2,181
Less: Net earnings attributable to noncontrolling interest	593	—	1,059	—

Net earnings attributable to National Commerce Corporation	$2,256	$1,138	$4,177	$2,181

Basic earnings per common share	$0.24	$0.20	$0.49	$0.38
Diluted earnings per common share	$0.24	$0.20	$0.48	$0.38

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	June 30, 2015			March 31, 2015			December 31, 2014			September 30, 2014			June 30, 2014
Interest earning assets	Average Balance	Interest Income/ Expense	Average Yield/Rate	Average Balance	Interest Income/ Expense	Average Yield/Rate	Average Balance	Interest Income/ Expense	Average Yield/Rate	Average Balance	Interest Income/ Expense	Average Yield/Rate	Average Balance	Interest Income/ Expense	Average Yield/Rate
Loans	$944,373	$12,116	5.15%	$903,563	$11,709	5.26%	$748,373	$10,124	5.37%	$640,806	$7,636	4.73%	$570,896	$5,935	4.17%
Mortgage loans held for sale	11,180	112	4.02	9,487	85	3.63	9,914	108	4.32	10,348	111	4.26	12,145	121	4.00
Securities:
Taxable securities	32,402	269	3.33	35,540	256	2.92	34,366	275	3.17	36,011	276	3.04	46,525	310	2.67
Tax-exempt securities	14,297	181	5.08	4,750	67	5.72	4,640	67	5.73	4,584	69	5.97	4,496	66	5.89
Cash balances in other banks	112,081	105	0.38	114,579	103	0.36	48,646	32	0.26	67,191	44	0.26	77,607	44	0.23

Total interest earning assets	1,114,333	$12,783	4.60	1,067,919	$12,220	4.64	845,939	$10,606	4.97	758,940	$8,136	4.25	711,669	$6,476	3.65

Non-interest earning assets	95,949			94,118			96,203			68,521			31,040

Total assets	$1,210,282			$1,162,037			$942,142			$827,461			$742,709

Interest bearing liabilities
Interest bearing transactions accounts	$157,261	$97	0.25%	$159,706	$99	0.25%	$135,882	$96	0.28%	$125,356	$89	0.28%	$112,371	$73	0.26%
Savings & money market deposits	408,117	417	0.41	391,321	377	0.39	330,459	309	0.37	308,942	295	0.38	276,062	253	0.37
Time deposits	208,388	447	0.86	209,016	442	0.86	161,368	329	0.81	118,023	235	0.79	97,303	198	0.82
Federal Home Loan Bank & other borrowed money	22,000	110	2.01	22,000	109	2.01	22,027	112	2.02	22,000	111	2.00	22,000	110	2.01

Total interest-bearing liabilities	795,766	$1,071	0.54	782,043	$1,027	0.53	649,736	$846	0.52	574,321	$730	0.50	507,736	$634	0.50

Non-interest bearing deposits	233,136			232,497			172,290			150,566			141,623

Total funding sources	1,028,902			1,014,540			822,026			724,887			649,359
Non-interest bearing liabilities	8,026			7,879			9,261			5,230			2,025
Shareholders’ equity	173,354			139,618			110,855			97,344			91,325

	$1,210,282			$1,162,037			$942,142			$827,461			$742,709

Net interest rate spread			4.06%			4.11%			4.45%			3.75%			3.15%
Net interest income/margin (Taxable equivalent)		11,712	4.22%		11,193	4.25%		9,760	4.58%		7,406	3.87%		5,842	3.29%
Tax equivalent adjustment		69			27			28			29			27

Net interest income/margin		$11,643	4.19%		$11,166	4.24%		$9,732	4.56%		$7,377	3.86%		$5,815	3.28%